                             [CONCORDE FUNDS LOGO]

                                                               November 16, 2000
Dear Shareholders,

     Concorde's investment styles -- value-oriented equities and income-generating securities -- are more conservative than momentum investing and other valuation models based on optimistic future growth. Our approach of looking for predictable results and intrinsic values tends to produce consistent performance, a result that is in strong contrast to the volatile markets of the recent year. We are currently observing a transition back to recognizing traditional valuation analysis that should bode well for our future performance.

     We are pleased to present the Annual Report of Concorde Funds, Inc., for the fiscal year ended September 30, 2000.

CONCORDE VALUE FUND

     The total return for the Concorde Value Fund (the "Value Fund") for the fiscal year ended September 30, 2000 was 19.71%. The Value Fund gained significantly during the second half of the fiscal year as the U.S. markets rose from April through August and then declined in September. We are pleased to report that the Value Fund has outperformed its most relevant peer group, the Morningstar Mid Cap Value Funds, for the second year in a row.

CONCORDE VALUE FUND                              19.71%
Morningstar Mid Cap Value Funds                  16.59%
S&P 500                                          13.27%
Russell 2000                                     23.39%
Value Line (Geometric) Index                      0.53%

     Performance for the year varied widely among individual stocks and industry groups. We believe our fundamental valuation methodology was confirmed as five fund holdings received merger or buyout proposals during the year. Energy, finance, conglomerates, services and technology recorded the largest sector gains while consumer durables and entertainment generated losses. The use of covered calls to hedge appreciated positions had a net negative contribution to performance.

     Our two conglomerate holdings, Seagram and Tyco International, contributed significant gains. Seagram agreed to merge with the French company Vivendi, which initially boosted the stock price, and Tyco continued to report strong corporate earnings and cash flow. Burlington Resources, Weatherford International and Santa Fe Snyder generated large gains in the energy sector and Maaxam fell as aluminum prices and activity fell. Santa Fe Snyder was acquired by Devon Energy at a premium price during the year, validating our asset analysis.

     In the finance sector -- our largest industry gainer --, all four holdings contributed significantly. Lehman Brothers, Delphi Financial and MBIA all rose as company performance was strong, and First American's stock price recovered from severely undervalued levels despite lackluster earnings. The technology sector, despite a drop in the second half of the year, turned in a large gain. Arrow Electronics, Dallas Semiconductor, C-Cube Microsystems and Motorola all registered gains. Positions in all four of these stocks were either eliminated or reduced as prices reached valuation levels that we considered high. Worldcom, a new position, dropped during the second half of the year as concerns over pricing in the consumer business drove valuations of telecom stocks lower.

     In the entertainment sector, Hasbro dropped severely as 2000 results disappointed the company and investors. We believe that at current levels the stock price is discounting too severely short term business weakness and continue to hold our position in this worldwide franchise operator. Disney contributed positively before sale of our full position when the stock reached our valuation targets.

     The consumer staples sector recorded a small overall gain as individual stocks posted mixed results. Philip Morris and Suiza Foods contributed gains as investors began to recognize low valuations in defensive oriented businesses. Two long term fund holdings, SuperValu and Playtex Products, contributed negative returns. Playtex reported slower growth and increased competition in key product areas, depressing earnings results, and SuperValu dropped as investors shunned food wholesalers and retailers.

     Among industrial cyclicals, new holding Delphi Automotive had a moderate loss as we were building a position and Lockheed Martin and Republic Group, another of our buyout stocks, produced good gains. In the services sector, Chris-Craft Industries received a buyout offer from NewsCorp in 2000 at a nice premium and Waste Management showed a moderate loss as we accumulated a new position. In other industry groups, Johnson & Johnson, Merck, First Industrial, VICORP Restaurants, and Columbia/HCA posted gains as a result of good earnings and U.S. Oncology dropped significantly as earnings disappointed as a result of pricing pressures and troubles with the merger with Physicians Resources continued.

     Overall fiscal year 2000 was very rewarding as rational behavior began to return to the stock market in the spring of 2000. The significant number of mergers and buyouts of fund holdings not only increased performance but validates our long term approach to analyzing equity securities. In addition, our discipline in reducing or eliminating stocks as they reach full valuations proved valuable as the markets experienced sharp drops in the spring and late summer. We will continue to focus on a select number of reasonably valued stocks and strive to maintain a fully invested portfolio.

CONCORDE INCOME FUND

     The Concorde Income Fund (the "Income Fund") generated a total return of 8.32% during the 2000 fiscal year as all major asset classes held by the Income Fund contributed to the gain.

CONCORDE INCOME FUND                              8.32%
Three Month U.S. Treasury Bill                    6.00%
Lehman Brothers Intermediate Gov/Corp.            6.23%
Lehman Brothers Government Bond                   7.17%

     Long term U.S. Treasury securities produced significant gains as interest rates not only dropped as a result of the slowing economy, but were aided by the government buyback of Treasuries beginning in early 2000. Our U.S. agency holdings rose moderately, however, as rate spreads to U.S. Treasury yields remained high on a historical basis. During the first half of the fiscal year we lengthened the average maturities of bonds in anticipation of a drop in rates, enhancing second half total returns. The ratio of Treasury to agency securities was not changed significantly during the year.

     The equity oriented income securities in the portfolio contributed significantly to performance, recovering from disappointing results in the prior year. In particular, real estate investment trusts and utilities increased as investors flocked to more conservative stocks that had been overlooked the past two years. Industry fundamentals also continued to be strong in these two areas.

     LG&E Energy was a large gainer as a result of a takeover offer. Two specialty closed-end fund holdings -- PIMCO Commercial Mortgage Trust and Strategic Global Income Fund -- generated nice total returns. El Paso Energy Partners, a new holding, also rose in price soon after initial purchases.

     The preferred stocks held by the Income Fund, which tend to perform similarly to corporate bonds, recorded a slight positive total return as dividends received exceeded the net depreciation of share price.

     As we look toward 2001, we will continue to seek total returns emphasizing current income with increasing attention paid to higher quality credits as economic concerns rise. Our focus on medium term, high quality government and agency notes and bonds creates the potential for rewarding total returns as we enter a potentially weaker economic environment.

SUMMARY

     Thank you for your past and future support as we strive to maintain the highest standards in managing Concorde Funds, Inc.

                                          Sincerely,

                                          /s/ GARY B. WOOD, Ph.D
                                          Gary B. Wood, Ph.D.
                                          President

                               [VALUE FUND CHART]
NOTE; The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks. The Morningstar Mid Cap Value is an index representing performance of a universe of equity mutual funds primarily investing in medium size stocks with relatively lower price valuations.

                                 [INCOME FUND]
NOTE: The Lehman Brothers Intermediate Government/Corporate Index is representative of returns from medium term U.S. government and corporate bonds.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Concorde Funds, Inc.

     We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc., including the schedules of investments in securities and covered call options written, as of September 30, 2000, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and financial highlights for the three years then ended were audited by Wallace Sanders & Company and/or its predecessors, independent accountants, whose partners merged with McGladrey & Pullen, LLP on August 1, 2000, and whose report dated October 14, 1999, expressed an unqualified opinion on the statement of changes in net assets and financial highlights. The financial highlights for the year ended September 30, 1996 were audited by other auditors whose report dated November 4, 1996 expressed an unqualified opinion on the financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                         /s/ MCGLADREY & PULLEN,LLP
                                          McGLADREY & PULLEN, LLP

Irving, Texas
October 19, 2000

CONCORDE VALUE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2000

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
COMMON STOCKS
CONGLOMERATES
  The Seagram Company Ltd...................................    15,500    $   890,281       5.63%
  Tyco International Ltd....................................    10,600        549,875       3.48
                                                                          -----------     ------
                                                                            1,440,156       9.11
                                                                          -----------     ------
CONSUMER DURABLES
  Fedders Corporation Class A...............................    58,500        193,781       1.23
                                                                          -----------     ------
CONSUMER STAPLES
  ConAgra Foods, Inc. ......................................     6,836        137,147       0.87
  Philip Morris Companies, Inc. ............................    20,000        588,750       3.72
  Playtex Products, Inc.(a).................................    45,000        531,562       3.36
  Suiza Foods Corporation...................................     9,700        491,669       3.11
  SUPERVALU INC.............................................    28,000        421,750       2.67
                                                                          -----------     ------
                                                                            2,170,878      13.73
                                                                          -----------     ------
ENERGY AND NATURAL RESOURCES
  Burlington Resources Inc.(b)..............................     7,000        257,688       1.63
  Devon Energy Corporation..................................     9,900        595,485       3.77
  Weatherford International, Inc.(a)(c).....................    12,000        516,000       3.26
                                                                          -----------     ------
                                                                            1,369,173       8.66
                                                                          -----------     ------
ENTERTAINMENT
  Hasbro Inc. ..............................................    33,000        377,438       2.39
                                                                          -----------     ------
FINANCE AND INSURANCE
  Delphi Financial Group, Inc. .............................    11,048        447,444       2.83
  Lehman Brothers Holdings Inc.(c)..........................     8,000      1,182,000       7.47
  MBIA Inc. ................................................     9,000        640,125       4.05
  The First American Corporation............................    20,400        425,850       2.69
                                                                          -----------     ------
                                                                            2,695,419      17.04
                                                                          -----------     ------

See notes to financial statements.

CONCORDE VALUE FUND
INVESTMENTS IN SECURITIES (CONTINUED)
SEPTEMBER 30, 2000

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
COMMON STOCKS (CONTINUED)
HEALTH
  Johnson & Johnson.........................................     8,000    $   751,500       4.75%
  Merck & Co., Inc. ........................................    10,000        744,375       4.71
  US Oncology, Inc.(a)......................................    38,580        174,816       1.11
                                                                          -----------     ------
                                                                            1,670,691      10.57
                                                                          -----------     ------
INDUSTRIAL CYCLICALS
  Delphi Automotive Systems Corporation.....................    17,500        264,688       1.67
  Lockheed Martin Corporation...............................    17,000        560,320       3.54
  Republic Group Incorporated...............................    16,375        300,891       1.90
                                                                          -----------     ------
                                                                            1,125,899       7.11
                                                                          -----------     ------
REAL ESTATE
  First Industrial Realty Trust, Inc. ......................    15,000        461,250       2.92
                                                                          -----------     ------
RETAIL TRADE
  VICORP Restaurants, Inc.(a)...............................    15,601        304,219       1.92
                                                                          -----------     ------
SERVICES
  Chris-Craft Industries, Inc. .............................    11,037        909,173       5.75
  Waste Management, Inc. ...................................    20,000        348,750       2.20
                                                                          -----------     ------
                                                                            1,257,923       7.95
                                                                          -----------     ------
TECHNOLOGY
  Arrow Electronics, Inc.(a)................................    16,500        562,031       3.55
  Dallas Semiconductor Corporation(d).......................    19,000        624,625       3.95
  Intel Corporation.........................................     2,500        103,906       0.66
  Motorola, Inc.(e).........................................    10,200        288,150       1.82
  WorldCom, Inc. ...........................................     8,000        243,000       1.54
                                                                          -----------     ------
                                                                            1,821,712      11.52
                                                                          -----------     ------
TOTAL COMMON STOCKS (cost $9,035,037).......................               14,888,539      94.15
                                                                          -----------     ------

See notes to financial statements.

CONCORDE VALUE FUND
INVESTMENTS IN SECURITIES (CONTINUED)
SEPTEMBER 30, 2000

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
FEDERAL AGENCY OBLIGATIONS
  Federal Home Loan Bank, 6.7%, Due 09/05/2002..............   200,000    $   199,278       1.26%
  Federal Home Loan Bank, 5.76%, Due 10/15/2002(f)..........   200,000        196,828       1.24
                                                               -------    -----------     ------
TOTAL FEDERAL AGENCY OBLIGATIONS (cost $396,188)............                  396,106       2.50
                                                                          -----------     ------
SHORT TERM DEMAND NOTES
  American Family Financial Services, 6.24%.................   586,228        586,228       3.71
  Sara Lee Corporation, 6.22%...............................   200,806        200,806       1.27
  Wisconsin Corporate Central Credit Union, 6.29%...........   131,623        131,623       0.83
  Wisconsin Electric Power Company, 6.24%...................   155,193        155,193       0.98
                                                                          -----------     ------
TOTAL SHORT TERM DEMAND NOTES (cost $1,073,850).............                1,073,850       6.79
                                                                          -----------     ------
CERTIFICATE OF DEPOSIT
  Firstar Bank Milwaukee, 4.16%, due 1/13/2001 (cost
     $3,756)................................................     3,756          3,756       0.03
                                                                          -----------     ------
TOTAL INVESTMENTS IN SECURITIES (cost $10,508,831)..........              $16,362,251     103.47%
                                                                          ===========     ======

---------------------

Notes:

(a) Presently non-income producing
(b) 5,000 shares subject to option
(c) 4,000 shares subject to option
(d) 6,000 shares subject to option
(e) 10,000 shares subject to option
(f) Callable on any October, January, April, or July 15th at 100

See notes to financial statements.

CONCORDE VALUE FUND
COVERED CALL OPTIONS WRITTEN
SEPTEMBER 30, 2000

                                                              SHARES SUBJECT
                                                                 TO CALL        VALUE
                                                              --------------   --------
COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
  Burlington Resources Inc./November/30.....................       5,000       $ 36,875
  Dallas Semiconductor Corporation/October/30...............       6,000         18,000
  Lehman Brothers Holdings Inc./October/80..................       4,000        270,500
  Motorola, Inc./January/20.................................      10,000         92,500
  Weatherford International, Inc./November/35...............       4,000         35,000
                                                                               --------
TOTAL (premiums received $527,327)..........................                   $452,875
                                                                               ========

See notes to financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

ASSETS
  Investments in securities, at value (cost $10,508,831)....  $16,362,251
  Receivables
     Dividends..............................................       31,142
     Interest...............................................        9,923
  Other assets..............................................        3,611
                                                              -----------
TOTAL ASSETS................................................   16,406,927
                                                              -----------
LIABILITIES
  Covered call options written, at value (premiums received
     $527,327)..............................................      452,875
  Payable for securities purchased..........................      111,738
  Investment advisory fee payable...........................       12,191
  Accrued expenses..........................................       17,127
                                                              -----------
TOTAL LIABILITIES...........................................      593,931
                                                              -----------
NET ASSETS
  Equivalent to $17.95 per share on 881,168 shares of
     capital stock outstanding..............................  $15,812,996
                                                              ===========

See notes to financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME
  Investment income
     Dividends..............................................  $  184,886
     Interest...............................................      81,516
                                                              ----------
  Total investment income...................................     266,402
                                                              ----------
  Expenses
     Investment advisory fee................................     144,154
     Custodian fees.........................................       6,328
     Printing, postage and delivery.........................      10,009
     Accounting fees........................................      23,570
     Transfer agent fees....................................      15,041
     Legal fees.............................................      12,562
     Registration fees......................................       1,855
     Audit fees.............................................      16,360
     Other expenses.........................................       3,874
                                                              ----------
  Total expenses............................................     233,753
                                                              ----------
  NET INVESTMENT INCOME.....................................      32,649
                                                              ----------
REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS AND
  REALIZED LOSS AND UNREALIZED APPRECIATION ON COVERED CALL
  OPTIONS WRITTEN
  Net realized gain on investments in securities............   1,330,654
  Net realized loss on covered call options written.........    (589,895)
  Net change in unrealized appreciation of investments in
     securities.............................................   2,127,850
  Net change in unrealized appreciation of covered call
     options written........................................     (29,017)
                                                              ----------
  NET GAIN ON INVESTMENTS...................................   2,839,592
                                                              ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $2,872,241
                                                              ==========

See notes to financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                 2000          1999
                                                              -----------   -----------
CHANGE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................  $    32,649   $    18,875
  Net realized gain on investments..........................      740,759       485,151
  Net change in unrealized appreciation of investments......    2,098,833     2,116,971
                                                              -----------   -----------
  Net increase in net assets resulting from operations......    2,872,241     2,620,997
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.....................................      (19,828)       (3,628)
  Net realized gains on investments.........................     (485,788)   (2,310,012)
CAPITAL SHARE TRANSACTIONS -- NET...........................   (2,040,726)      812,794
                                                              -----------   -----------
  Total increase in net assets..............................      325,899     1,120,151
NET ASSETS
  Beginning of year.........................................   15,487,097    14,366,946
                                                              -----------   -----------
  End of year (including undistributed net investment income
     of $28,068 and $17,373 respectively)...................  $15,812,996   $15,487,097
                                                              ===========   ===========

See notes to financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED SEPTEMBER 30,
                                               ------------------------------------------------
                                                2000      1999       1998      1997      1996
                                               -------   -------   --------   -------   -------
PER SHARE DATA(1):
Net asset value, beginning of year...........  $ 15.50   $ 15.36   $  19.66   $ 14.95   $ 13.33
                                               -------   -------   --------   -------   -------
Income from investment operations:
  Net investment income......................     0.03      0.02       0.02      0.06      0.07
  Net realized and unrealized gain (loss) on
     investments in securities...............     2.93      2.64      (2.73)     5.66      1.73
                                               -------   -------   --------   -------   -------
  Total income (loss) from investment
     operations..............................     2.96      2.66      (2.71)     5.72      1.80
                                               -------   -------   --------   -------   -------
Less distributions:
  Distributions from net investment income...    (0.02)       --      (0.06)    (0.09)    (0.06)
  Distributions from net realized gains......    (0.49)    (2.52)     (1.53)    (0.92)    (0.12)
                                               -------   -------   --------   -------   -------
  Total from distributions...................    (0.51)    (2.52)     (1.59)    (1.01)    (0.18)
                                               -------   -------   --------   -------   -------
Net asset value, end of year.................  $ 17.95   $ 15.50   $  15.36   $ 19.66   $ 14.95
                                               =======   =======   ========   =======   =======
TOTAL RETURN.................................   19.71%    18.38%    (14.76%)   40.53%    13.64%
                                               =======   =======   ========   =======   =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands).....  $15,813   $15,487   $ 14,367   $17,532   $12,580
  Ratio of expenses to average net assets....    1.46%     1.47%      1.39%     1.60%     1.62%
  Ratio of net investment income to average
     net assets..............................    0.20%     0.11%      0.12%     0.38%     0.53%
  Portfolio turnover rate....................   34.08%    25.87%     44.62%    30.62%    26.10%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.

See notes to financial statements.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. Presently, the Company has designated only one additional series, Concorde Income Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  VALUATION OF SECURITIES

     Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last reported sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which is equivalent to value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required.

     Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At September 30, 2000, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date.

NOTE 2 -- COVERED CALL OPTIONS WRITTEN

     As of September 30, 2000, investment securities valued at $1,426,813 were held by the custodian in connection with covered call options written by the Fund.
     Transactions in covered call options written for the year ended September 30, 2000 were as follows:

                       NUMBER OF
                       CONTRACTS     AMOUNTS
                       ---------   -----------
Beginning............      440     $   669,845
Written..............    1,530       2,861,101
Expired..............       --              --
Exercised............      (20)        (34,279)
Closed...............   (1,660)     (2,969,340)
                        ------     -----------
Ending...............      290     $   527,327
                        ======     ===========

NOTE 3 -- DISTRIBUTION TO SHAREHOLDERS

     A distribution to shareholders of $.51 per share aggregating $505,616 was declared on December 16, 1999 from net investment income and net realized gains from investment transactions. The distribution was paid on December 23, 1999 to shareholders of record on December 21, 1999.

     At September 30, 2000, the Fund had undistributed net realized gains of $740,122, of which none are short term.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

     As of September 30, 2000, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund's series (Series A), 10,000,000 shares are classified as Concorde Income Fund series (Series B), and the remaining balance is unallocated for future use. As of September 30, 2000, capital paid-in aggregated $9,116,934.

     Transactions in shares of capital stock for the years ended September 30, 2000 and 1999 were as follows:

                                2000
                       ----------------------
                        SHARES      AMOUNT
                       --------   -----------
Shares sold..........    28,833   $   458,603
Shares issued in
  reinvestment of
  dividends..........    33,176       502,283
                       --------   -----------
                         62,009       960,886
Shares redeemed......   179,816     3,001,612
                       --------   -----------
Net decrease.........  (117,807)  $(2,040,726)
                       ========   ===========

                                 1999
                         --------------------
                         SHARES      AMOUNT
                         -------   ----------
Shares sold...........    36,080   $  571,248
Shares issued in
  reinvestment of
  dividends...........   157,991    2,297,191
                         -------   ----------
                         194,071    2,868,439
Shares redeemed.......   130,473    2,055,645
                         -------   ----------
Net increase..........    63,598   $  812,794
                         =======   ==========

NOTE 5 -- INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $5,286,121 and $8,239,313, respectively, for common stock, and $0 and $0, respectively, for U.S. government obligations for the year ended September 30, 2000. As of September 30, 2000, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

Unrealized appreciation........   $6,543,139
Unrealized depreciation........     (615,267)
                                  ----------
Net unrealized appreciation....   $5,927,872
                                  ==========

NOTE 6 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Advisor) to act as the Fund's investment advisor. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 0.9% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $144,154 for the year ended September 30, 2000, of which $12,191 was payable at year end.

     Certain directors and officers of the Company are also directors, officers and/or employees of the Advisor.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Concorde Funds, Inc.

     We have audited the accompanying statement of assets and liabilities of the Concorde Income Fund portfolio of Concorde Funds, Inc., including the schedule of investments in securities, as of September 30, 2000, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and financial highlights for the three years then ended, were audited by Wallace Sanders & Company and/or its predecessors, independent accountants, whose partners merged with McGladrey & Pullen, LLP on August 1, 2000, and whose report dated October 14, 1999, expressed an unqualified opinion on the statement of changes in net assets and financial highlights. The financial highlights for the period ended September 30, 1996 were audited by other auditors whose report dated November 4, 1996 expressed an unqualified opinion on the financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Income Fund portfolio of Concorde Funds, Inc. as of September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                         /s/ MCGLADREY & PULLEN,LLP
                                          McGLADREY & PULLEN, LLP

Irving, Texas
October 19, 2000

CONCORDE INCOME FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2000

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
BONDS AND NOTES
FEDERAL AGENCY OBLIGATIONS
  Federal Farm Credit Bank, 5.92%, due 2/24/2003, callable
     2/24/2001..............................................   100,000    $   98,494      2.01%
  Federal Home Loan Bank, 6.2%, due
     6/2/2009...............................................   200,000       191,887      3.92
  Federal Home Loan Bank, 7.625%, due 5/14/2010.............   100,000       105,938      2.16
  Federal Home Loan Mortgage Corporation, 5.9%, due
     2/14/2006..............................................   150,000       145,293      2.97
  Federal Home Loan Mortgage Corporation, 6.99%, due
     7/26/2006..............................................   200,000       203,471      4.16
  Federal National Mortgage Association, 5.9%, due
     2/17/2004(a)...........................................   100,000        97,661      2.00
  Federal National Mortgage Association, 6.85%, due
     8/22/2005..............................................   200,000       202,049      4.13
  Federal National Mortgage Association, 6.41%, due
     3/08/2006..............................................   200,000       197,842      4.04
  Federal National Mortgage Association, 6.7%, due
     6/19/2007..............................................   200,000       199,482      4.08
  Federal National Mortgage Association, 7.25%, due
     1/15/2010..............................................   200,000       206,247      4.21
                                                                          ----------     -----
                                                                           1,648,364     33.68
                                                                          ----------     -----
U.S. TREASURY OBLIGATIONS
  U.S. Treasury Note, 5.625%, due 5/15/2008.................   600,000       588,563     12.03
  U.S. Treasury Bond, 7.25%, due 5/15/2016..................   600,000       667,688     13.64
                                                                          ----------     -----
                                                                           1,256,251     25.67
                                                                          ----------     -----
TOTAL BONDS AND NOTES (cost $2,870,301).....................               2,904,615     59.35
                                                                          ----------     -----
CLOSED-END FIXED INCOME FUNDS
  Pimco Commercial Mortgage Securities Trust Inc. ..........    10,700       128,400      2.62
  Strategic Global Income Fund Inc. ........................    12,300       131,456      2.69
                                                                          ----------     -----
TOTAL CLOSED-END FIXED INCOME FUNDS (cost $288,468).........                 259,856      5.31
                                                                          ----------     -----

See notes to financial statements.

CONCORDE INCOME FUND
INVESTMENTS IN SECURITIES (CONTINUED)
SEPTEMBER 30, 2000

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
COMMON STOCKS
ENERGY AND NATURAL RESOURCES
  El Paso Energy Partners, L.P..............................     4,000    $  107,000      2.19%
                                                                          ----------     -----
REAL ESTATE
  Corporate Office Properties Trust.........................    10,400       103,350      2.11
  First Industrial Realty Trust, Inc. ......................     5,500       169,125      3.46
  Hospitality Properties Trust..............................     2,400        56,100      1.15
  Host Marriott Corporation.................................     9,000       101,250      2.07
                                                                          ----------     -----
                                                                             429,825      8.79
                                                                          ----------     -----
UTILITIES
  American States Water Company.............................     2,000        60,500      1.24
  LG&E Energy Corp..........................................     3,000        73,312      1.50
  TECO Energy, Inc. ........................................     6,000       172,500      3.52
                                                                          ----------     -----
                                                                             306,312      6.26
                                                                          ----------     -----
TOTAL COMMON STOCKS (cost $740,423).........................                 843,137     17.24
                                                                          ----------     -----
PREFERRED STOCKS
  Alabama Power, 7% Preferred...............................     4,200        91,612      1.87
  Allstate Financial, 7.95% Series A Preferred..............     2,800        67,550      1.38
  Conseco Finance, 9.16% Preferred..........................     3,500        47,687      0.97
  First Industrial Realty Trust, 8.75% Series B Preferred...     4,000        91,250      1.86
  Lehman Brothers Cap Tr, 8% Preferred......................     3,660        86,400      1.77
  Merrill Lynch Capital Trust, 8% Class C Preferred.........     3,300        81,263      1.66
  Phillips 66 Capital, 8.24% Preferred......................     4,000        94,500      1.93
  Public Storage, Inc., 8.45% Series H Preferred............     3,600        81,900      1.67
  Time Warner Capital, 8.87% Preferred......................     3,000        73,980      1.51
  Transamerica Finance Corp., 7.10% Preferred...............     3,000        66,187      1.35
                                                                          ----------     -----
TOTAL PREFERRED STOCKS (cost $856,081)......................                 782,329     15.97
                                                                          ----------     -----

See notes to financial statements.

CONCORDE INCOME FUND
INVESTMENTS IN SECURITIES (CONTINUED)
SEPTEMBER 30, 2000

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
SHORT TERM DEMAND NOTES
  American Family, 6.24%....................................    16,596    $   16,596      0.34%
  Sara Lee Corporation, 6.22%...............................     1,901         1,901      0.04
  Wisconsin Electric Power Company, 6.24%...................    28,823        28,823      0.59
                                                                          ----------     -----
TOTAL SHORT TERM DEMAND NOTES (cost $47,320)................                  47,320      0.97
                                                                          ----------     -----
TOTAL INVESTMENTS IN SECURITIES (cost $4,802,593)...........              $4,837,257     98.84%
                                                                          ==========     =====

---------------------

(a) Security is callable at any time at 100 with 10 days notice from the issuer.

See notes to financial statements.

CONCORDE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

ASSETS
  Investments in securities, at value (cost $4,802,593).....  $4,837,257
  Cash......................................................       1,261
  Receivables
     Dividends..............................................      24,140
     Interest...............................................      51,298
     Expense reimbursement due from Advisor.................         917
  Other assets..............................................       1,481
                                                              ----------
TOTAL ASSETS................................................   4,916,354
                                                              ----------
LIABILITIES
  Investment advisory fee payable...........................       2,992
  Accrued expenses..........................................      19,353
                                                              ----------
TOTAL LIABILITIES...........................................      22,345
                                                              ----------
NET ASSETS
  Equivalent to $9.49 per share on 515,721 shares of capital stock outstanding......................................  $4,894,009
                                                              ==========

See notes to financial statements.

CONCORDE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME
  Investment income
     Dividends..............................................  $ 151,877
     Interest...............................................    216,576
                                                              ---------
  Total investment income...................................    368,453
                                                              ---------
  Expenses
     Investment advisory fee................................     35,937
     Custodian fees.........................................      1,610
     Printing, postage and delivery.........................     10,870
     Accounting fees........................................     25,182
     Transfer agent fees....................................      9,025
     Legal fees.............................................     11,395
     Registration fees......................................      2,023
     Audit fees.............................................     10,427
     Amortization...........................................      5,172
     Other expenses.........................................      1,694
                                                              ---------
  Total expenses............................................    113,335
  Expense reimbursement by Advisor..........................    (23,699)
                                                              ---------
  Expenses, net of reimbursement by Advisor.................     89,636
                                                              ---------
  NET INVESTMENT INCOME.....................................    278,817
                                                              ---------
REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS
  Net realized loss on investments in securities............   (126,530)
  Net change in unrealized appreciation of investments in
     securities.............................................    264,196
                                                              ---------
  NET GAIN ON INVESTMENTS...................................    137,666
                                                              ---------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $ 416,483
                                                              =========

See notes to financial statements.

CONCORDE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                 2000         1999
                                                              ----------   ----------
CHANGE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................  $  278,817   $  239,123
  Net realized loss on investments..........................    (126,530)    (125,879)
  Net change in unrealized appreciation of investments......     264,196     (251,436)
                                                              ----------   ----------
  Net increase (decrease) in net assets resulting from
     operations.............................................     416,483     (138,192)
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.....................................    (276,385)    (235,797)
CAPITAL SHARE TRANSACTIONS -- NET...........................    (283,594)     593,914
                                                              ----------   ----------
  Total increase (decrease) in net assets...................    (143,496)     219,925
NET ASSETS
  Beginning of year.........................................   5,037,505    4,817,580
                                                              ----------   ----------
  End of the year (including undistributed net investment
     income of $5,976 and $3,544, respectively).............  $4,894,009   $5,037,505
                                                              ==========   ==========

See notes to financial statements.

CONCORDE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                        PERIOD ENDED SEPTEMBER 30,
                                             ------------------------------------------------
                                              2000       1999      1998      1997     1996(2)
                                             -------    -------   -------   -------   -------
PER SHARE DATA(1):
Net asset value, beginning of period.......  $  9.26    $ 10.01   $ 10.41   $  9.94   $ 10.00
                                             -------    -------   -------   -------   -------
Income from investment operations:
  Net investment income....................     0.50       0.49      0.49      0.49      0.25
  Net realized and unrealized gain (loss)
     on investments in securities..........     0.24      (0.76)    (0.39)     0.52     (0.18)
                                             -------    -------   -------   -------   -------
  Total income (loss) from investment
     operations............................     0.74      (0.27)     0.10      1.01      0.07
                                             -------    -------   -------   -------   -------
Less distributions:
  Distributions from net investment
     income................................    (0.51)     (0.48)    (0.50)    (0.54)    (0.13)
                                             -------    -------   -------   -------   -------
Net asset value, end of period.............  $  9.49    $  9.26   $ 10.01   $ 10.41   $  9.94
                                             =======    =======   =======   =======   =======
TOTAL RETURN...............................    8.32%     (2.80%)    0.92%    10.41%     0.71%
                                             =======    =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)............................  $ 4,894    $ 5,038   $ 4,818   $ 3,920   $ 2,217
  Ratio of expenses (before reimbursement)
     to average net assets.................    2.21%      2.38%     2.46%     3.27%     3.17%
  Ratio of expenses (net of reimbursement)
     to average net assets.................    1.75%      1.88%     1.89%     1.99%     2.01%
  Ratio of net investment income to average
     net assets............................    5.43%      5.01%     4.78%     4.86%     2.51%
  Portfolio turnover rate..................   35.47%     29.63%    18.84%    20.07%    29.77%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.
(2) Period from January 22, 1996 (commencement of operations) through September 30, 1996. Total return and other ratios are not annualized.

See notes to financial statements.

CONCORDE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     Concorde Income Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1995 and the Fund was initially capitalized on January 22, 1996. The primary investment objective of the Fund is to produce current income. The Company may designate one or more series of common stock. Presently, the Company has designated only one additional series, Concorde Value Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  VALUATION OF SECURITIES

     Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last reported sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which is equivalent to value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required.

     Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At September 30, 2000, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date.
NOTE 2 -- DISTRIBUTIONS TO SHAREHOLDERS
     Distributions to shareholders from net investment income were as follows:

                                       PER
       RECORD              PAID       SHARE    AMOUNT
       ------          -------------  -----   --------
                       December 23,
December 21, 1999        1999         $0.13   $ 70,415
                       March 23,
March 21, 2000           2000          0.12     67,995
June 20, 2000          June 23, 2000   0.12     69,255
                       September 28,
September 26, 2000       2000          0.14     68,720
                                      -----   --------
                                      $0.51   $276,385
                                      =====   ========

     At September 30, 2000, the Fund had available for federal income tax purposes a capital loss carryforward of $306,836 of which $25,959 expires in 2004, $20,770 expires in 2005, $7,697 expires in 2006, $125,879 expires in 2007, and $126,531 expires in 2008.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

     As of September 30, 2000, there were 30,000,000 shares of $1 par value capital stock authorized of which 10,000,000 shares are classified as the Fund's series (Series B), 9,841,293 shares are classified as Concorde Value Fund series (Series A), and the remaining balance is unallocated for future use. As of September 30, 2000, capital paid-in aggregated $5,160,205.

     Transactions in shares of capital stock for the years ended September 30, 2000 and 1999 were as follows:

                                2000
                         -------------------
                         SHARES     AMOUNT
                         -------   ---------
Shares sold............   33,714   $ 306,266
Shares issued in
  reinvestment of
  dividends............   30,116     275,115
                         -------   ---------
                          63,830     581,381
Shares redeemed........   92,025     864,975
                         -------   ---------
Net decrease...........  (28,195)  $(283,594)
                         =======   =========

                                 1999
                         --------------------
                         SHARES      AMOUNT
                         -------   ----------
Shares sold............   91,597   $  881,113
Shares issued in
  reinvestment of
  dividends............   24,712      235,322
                         -------   ----------
                         116,309    1,116,435
Shares redeemed........   53,734      522,521
                         -------   ----------
Net increase...........   62,575   $  593,914
                         =======   ==========

NOTE 4 -- INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $631,473 and $475,464, respectively, for fixed income funds, common stocks, preferred stocks and convertible preferred stocks, and $1,109,617 and $1,287,071, respectively, for U.S. government obligations for the year ended September 30, 2000. As of September 30, 2000, the aggregate unrealized appreciation and depreciation of investment securities was as follows:

Unrealized appreciation..........  $ 174,737
Unrealized depreciation..........   (140,073)
                                   ---------
Net unrealized appreciation......  $  34,664
                                   =========

NOTE 5 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Advisor) to act as the Fund's investment advisor. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 0.7% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $35,937 for the year ended September 30, 2000, of which $2,992 was payable at year end. Under an expense reimbursement agreement the Advisor is required to reimburse the Fund for expenses in excess of 1.75% of average daily net assets, computed daily and reimbursed monthly. The expense reimbursement under this agreement for the year ended September 30, 2000 was $23,699, of which $917 was due from Advisor at year end.

     Certain directors and officers of the Company are also directors, officers and/or employees of the Advisor.

INVESTMENT ADVISOR
  Concorde Investment Management
  1500 Three Lincoln Centre
  5430 LBJ Freeway
  Dallas, Texas 75240

OFFICERS
  Gary B. Wood, Ph.D.
  President and Treasurer
  John A. Stetter
  Secretary

DIRECTORS
  John R. Bradford, Ph.D.
  John H. Wilson
  Gary B. Wood, Ph.D.

CUSTODIAN
  Firstar Bank, N.A.
  777 E. Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
  Firstar Mutual Fund Services, LLC
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
  McGladrey & Pullen, LLP
  511 E. John Carpenter Freeway
  Suite 200
  Irving, Texas 75062

LEGAL COUNSEL
  Foley & Lardner
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TELEPHONE
  (972) 387-8258
  (Fund information)

  (800) 294-1699
  (Shareholder account information)

                             [CONCORDE FUNDS LOGO]

                              A FAMILY OF NO-LOAD
                                  MUTUAL FUNDS

                                 ANNUAL REPORT
                            DATED SEPTEMBER 30, 2000

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